    As filed with the Securities and Exchange Commission on February 12, 1997

                                                       Registration Nos. 2-91889
                                                                        811-4060
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             / X /

     Pre-Effective Amendment No. __                                 /   /

     Post-Effective Amendment No.  21                               / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT
          COMPANY ACT OF 1940                                       / X /

     Amendment No.  22                                              / X /

                             CASH ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                            800 Newport Center Drive
                            Newport Beach, CA  92660
                    (Address of principal executive offices)
                                 (714) 760-4867
              (Registrant's telephone number, including area code)

Approximate Date of Proposed Offering: As soon as practicable after this Post-Effective Amendment becomes effective.

Name and address
of agent for service                          Copy to
--------------------                          -------
Newton B. Schott, Jr., Esq.                   Douglass N. Ellis, Jr., Esq.
2187 Atlantic Street                          Ropes & Gray
Stamford, Connecticut  06902                  One International Place
                                              Boston, Massachusetts  02110

It is proposed that this filing will become effective (check appropriate box)

/   /     immediately upon filing pursuant to paragraph (b)

/   /     on February 1, 1997 pursuant to paragraph (b)

/   /     60 days after filing pursuant to paragraph (a)(1)

/   /     on (date) pursuant to paragraph (a)(1)

/ X /     75 days after filing pursuant to paragraph (a)(2)

/   /     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/   /     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended September 30, 1996 on November 27, 1996.
This Post-Effective Amendment relates solely to the Active Short-Term Fund. No information relating to any other series of the registrant is amended or superseded hereby.

                             CASH ACCUMULATION TRUST
                              CROSS-REFERENCE SHEET


Part A:        Information Required
                 in a Prospectus             Prospectus Caption
                 ---------------             ------------------

1.   . . . . . . . . . . . . . . . . . .      Cover Page

2.   . . . . . . . . . . . . . . . . . .      Schedule of Fees

3.   . . . . . . . . . . . . . . . . . .      N/A

4.   . . . . . . . . . . . . . . . . . .      Investment Objective and Policies;
                                              Characteristics and Risks of
                                              Securities and Investment
                                              Techniques; General Policies; Net
                                              Asset Value; Yields; Description
                                              of The Trust

5.   . . . . . . . . . . . . . . . . . .      Manager of the Fund; Schedule of
                                              Fees; Back Cover

5A.  . . . . . . . . . . . . . . . . . .      N/A

6.   . . . . . . . . . . . . . . . . . .      Description of the Trust;
                                              Dividends; Taxes

7.   . . . . . . . . . . . . . . . . . .      Investment Objective and Policies;
                                              How to Buy Shares; Net Asset Value

8.   . . . . . . . . . . . . . . . . . .      How to Redeem

9.   . . . . . . . . . . . . . . . . . .      None

Part B:  Information Required in a Statement of     Statement of Additional
                Additional Information              Information Caption
                ----------------------              -------------------

10.            . . . . . . . . . . . . .            Cover Page

11.            . . . . . . . . . . . . .            Table of Contents

12.            . . . . . . . . . . . . .            N/A

13.            . . . . . . . . . . . . .            Investment Objectives,
                                                    Policies and Restrictions;
                                                    Credit and Market Risk

14.            . . . . . . . . . . . . .            Management of the Fund

15.            . . . . . . . . . . . . .            Management of the Fund

16.            . . . . . . . . . . . . .            Investment Advisory and
                                                    Other Services

17.            . . . . . . . . . . . . .            Portfolio Transactions and
                                                    Brokerage

18.            . . . . . . . . . . . . .            Organization and
                                                    Capitalization of the Trust

19.            . . . . . . . . . . . . .            Net Income, Yields and
                                                    Valuation; Redemptions

20.            . . . . . . . . . . . . .            Taxes

21.            . . . . . . . . . . . . .            Investment Advisory and
                                                    Other Services

22.            . . . . . . . . . . . . .            Net Income, Yields and
                                                    Valuation

23.            . . . . . . . . . . . . .            N/A

                  SUBJECT TO COMPLETION;  DATED MARCH __, 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED HEREBY HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.


                             ACTIVE SHORT-TERM FUND
                            800 Newport Center Drive
                        Newport Beach, California  92660


                                   PROSPECTUS

                                 April __, 1997


     The Active Short-Term Fund (the "Fund") is a newly organized, open-end, diversified management investment company organized as a series of Cash Accumulation Trust (the "Trust"). The Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. The Fund seeks to achieve its objective by investing in a portfolio of short-term fixed income instruments. While the Fund intends to invest in short-term securities, it is NOT A MONEY MARKET FUND.

     Shares of the Fund are offered without a sales charge at net asset value. The net asset value will be set initially at $10 per share, and will thereafter vary with the value of the Fund's investments. INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

     This Prospectus concisely presents the information which investors ought to know before investing. Please read this Prospectus carefully and keep it for further reference.

     A Statement of Additional Information (the "SAI") dated April __, 1997, as supplemented from time to time is available free of charge by writing to PIMCO Funds Distribution Company, 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning

(800) 628-1237 or (203) 352-4900. The SAI, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



SCHEDULE OF FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . 2

GENERAL POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

CHARACTERISTICS AND RISKS OF SECURITIES
    AND INVESTMENT TECHNIQUES. . . . . . . . . . . . . . . . . . . . . . . . . 8

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

YIELDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

HOW TO REDEEM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . .26

DIVIDENDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

DESCRIPTION OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . .29

APPENDIX A
     DESCRIPTION OF DURATION . . . . . . . . . . . . . . . . . . . . . . . . A-1

                                SCHEDULE OF FEES

Maximum initial sales charge imposed upon purchases. . . None Maximum sales charge imposed on reinvested dividends . . None
Maximum deferred sales charge. . . . . . . . . . . . . .      None


                              ANNUAL FUND
                          OPERATING EXPENSES
                (As a percentage of average net assets)
                ---------------------------------------

                                                    Total Fund
           Advisory              Administrative      Operating
             Fees    12b-1 Fees      Fees            Expenses

             0.20%      None         0.20%             0.40%


                      EXAMPLE:  You would pay the following
                    expenses on a $1,000 investment assuming
                     (1) 5% annual return and (2) redemption
                        at the end of each time period:
                    ----------------------------------------

                    1 Year                        3 Years


                    $_____                        $______


     The purpose of this table is to assist an investor in understanding the various costs and expenses of the Fund that are borne directly or indirectly by shareholders. Annual Operating Expenses for the Fund are based on estimated expenses for the Fund's first fiscal year. NOTE: THE FIGURES SHOWN IN THE EXAMPLE ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES. ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks to achieve its objective of current income to the extent consistent with preservation of capital and liquidity through investment in the different types of securities described below. The Fund is designed to generate returns equal to or better than that of the Merrill Lynch 91 Day Treasury Bill Index over a full interest rate cycle.

     The Fund invests in a variety of securities (including "money market" instruments) rated B or better by at least one major rating agency or unrated but considered by the Fund's adviser to be a comparable quality. Under normal conditions, no more than 15% of the assets of the Fund will be invested in securities rated below investment grade or unrated and determined by the Fund's adviser to be of comparable quality, and no more than 20% of the Fund's assets will be invested in securities that do not carry a rating from at least one nationally recognized statistical rating organization (NRSRO).

     The instruments in which the Fund may invest include:

     --   Prime commercial paper and master demand notes.

     -- Short-term U.S. Government Securities. "U.S. Government Securities" are securities that are issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities. Some are backed by the full faith and credit of the U.S. Treasury (e.g., Treasury Bills and obligations of the Government National Mortgage Association (GNMA) and obligations of the Small Business Administration) while others are not backed by the full faith and credit of the U.S. Government, but instead are backed only by the credit instrumentality, or by the discretionary authority of the U.S. Government to purchase the issuing entity's obligations. Agencies or instrumentalities whose obligations are not backed by the full faith and credit of the U.S. Government include, among others, the Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Tennessee Valley Authority and the Bank for Cooperatives.

     -- Short-term securities issued or guaranteed by any state or political subdivision thereof within the United States, or any agency, authority or instrumentality of the foregoing.

     --   Short-term corporate debt securities.

     -- Short-term debt securities that are backed by pools of commercial or consumer finance loans, residential loans or commercial property loans.

     -- Certificates of deposit, bankers' acceptances and other bank obligations (when and if such other bank obligations become available in the future) issued by a bank having total assets of at least $2 billion as of the date of the bank's most recently published financial statements. In addition to the foregoing, the Fund may also invest in certificates of deposit [of $100,000 or less] of domestic banks and savings and loan associations, regardless of total assets[, if the certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. If the principal amount of a certificate of deposit plus accrued interest exceeds $100,000, then the excess will not be so insured].

          The Fund may invest up to 100% of its assets in obligations issued by banks, and up to 10% of its assets in obligations issued by a single bank (or other nongovernmental issuer). If the bank is a domestic bank, it must be a member of the Federal Deposit Insurance Corporation. This does not prevent the Fund from investing in obligations issued by foreign branches of domestic banks and there is currently no limit on the portion of the Fund's assets that may be invested in these obligations. If the bank is foreign, the obligation must be issued by a domestic branch or domestic subsidiary and the obligation must, in the opinion of the Fund's adviser, be of a quality comparable to the other debt securities which may be purchased by the Fund. There are special risks associated with investments in such foreign bank obligations, including the risks associated with foreign political, economic and legal developments (see below) and the fact that foreign banks may not be subject to regulatory requirements the same as or similar to those that apply to domestic banks.

     -- Short-term fixed income securities issued or guaranteed by qualified foreign governments and their agencies. A qualified foreign government is a national government of a developed foreign country with outstanding fixed income securities in excess of $50 billion.

     -- Short-term fixed income securities issued or guaranteed by supranational entities such as The Industrial Bank for Reconstruction and Development, the Asian Development Bank, and others.

     -- Structured variable rate notes which provide for full payment at maturity.

     --   Other fixed income and money market instruments.

     The Fund may invest some or all of its assets in any of the foregoing instruments, depending upon its adviser's view of market and broader economic conditions.

     The Fund may purchase any of the foregoing instruments through firm commitment arrangements with domestic commercial banks and registered broker-dealers and may enter into repurchase agreements with domestic commercial banks and registered broker-dealers with respect to any securities that are permissible investments for the Fund. The Fund will enter into firm commitment arrangements and repurchase agreements only with banks and brokers-dealers which the Fund's adviser determines present [minimal] credit risks.

     The Fund may invest in foreign securities, which may be subject to risks of foreign political, economic and legal developments. These investments are also considered to be riskier than U.S. investments because there may not be as much publicly available information about the issuers. Those issuers may also have different auditing and financial reporting standards and their securities may be less liquid and more volatile than comparable U.S. securities. The Fund will invest in these securities only when the Fund's manager believes the risks are [minimal].

     The Fund may invest in adjustable rate securities, which may be U.S. Government Securities or securities of other issuers. Unlike fixed income securities that pay a fixed rate of interest, adjustable rate securities may allow the Fund to participate in increases in interest rates through periodic adjustments of the rate payable on the securities. However, the Fund will not benefit from increases in interest rates to the extent that market rates of interest rise to the point where they cause the current interest rate on the adjustable rate security to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for the security. In this event, the value of the adjustable rate securities held by the Fund will likely decrease. Also, the value of adjustable rate securities held by the Fund could vary due to market interest rate changes during interim periods between coupon reset dates for the adjustable rate securities. During periods of falling market rates of interest, the coupon rate on adjustable rate securities will also fall. As a result, adjustable rate securities ordinarily offer significantly less potential for capital appreciation than do securities that pay fixed rates of interest. Adjustable rate securities that are collateralized by mortgages or other types of debt obligations involve the risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. Historically, adjustable rate mortgages have had a higher default rate than fixed rate mortgages.

     The Fund may invest in asset-backed securities. Asset-backed securities are certain pooled assets of an issuer which are repackaged or "securitized" into collateralized securities and sold to investors. The maturing asset-backed market, coupled with investors' search for specific maturities and higher yields, has created a demand for increasing complex securities. The types of asset-backed securities in which the Fund may invest include credit card receivable securities, automobile loan securities and collateralized mortgage obligations ("CMOs"). The Fund will not purchase so-called "interest only" securities or CMOs backed by such securities.

                                GENERAL POLICIES

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with banks and broker-dealers for the purpose of achieving income. These are agreements by which the Fund acquires a portfolio eligible security (such as a U.S. Government Security) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements will provide that the value of the underlying security will always be greater than or equal to the repurchase price. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss. While the underlying security in a repurchase agreement transaction may have a much longer maturity, the repurchase agreements themselves usually run for less than 7 days, and the Fund will not, without shareholder approval, enter into a repurchase agreement if as a result more than 15% of the Fund's net assets would be invested in "illiquid securities." The staff of the Securities and Exchange Commission is currently of the view that repurchase agreements maturing in 7 days or more are illiquid securities.


LOANS OF PORTFOLIO SECURITIES

     For the purposes of achieving income, the Fund may lend its portfolio securities to broker-dealers and other financial institutions under contracts calling for collateral in U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) at all times equal to at least the market value of the securities lent. The Fund will continue to benefit from interest on the securities lent and will also receive either interest, through investment of cash collateral in the Fund's permissible investments, or lending fees, if the collateral is U.S. Government Securities. The Fund may pay fees to the party arranging the loan. Any voting rights, or rights to consent, relating to securities lent pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund.

MATURITIES OF PORTFOLIO SECURITIES

     The Fund will be managed so that the dollar-weighted average maturity of its portfolio will at no time exceed 3 years. All of the Fund's investments in fixed rate securities and structured variable rate notes will, at the time of investment, have remaining maturities of 3 years or less. Floating rate instruments (for which the coupon resets every 6 months or less, off of a standard short term rate benchmark) will individually have a maximum maturity of 5 years. Floating rate instruments that do not meet these criteria will be treated similarly to fixed rate instruments above. Amortizing instruments will be treated for these purposes as having a maturity equal to the average weighted life of the investment. If as a result of changes in market conditions (such as prepayments) the weighted average life of a security held by the Fund extends beyond allowable limitations, the security will be sold within a reasonable time period in consideration of general market conditions. When the Fund has purchased a security subject to a repurchase agreement, the amount and maturity of the investment will be determined by reference to the amount and term of the repurchase agreement rather than those of the underlying security. In the case of certain variable or floating rate instruments or instruments subject to certain demand or put arrangements, the maturity of the instrument will be determined by reference to the time remaining until the next readjustment of the interest rate or until the principal amount can be recovered through exercise of the demand or put right. The stated maturity of such securities may be greater than 5 years.

DURATION

     Individual securities will be purchased with a maximum parallel effective duration of 3 years from settlement date. Any holding that extends beyond this limitation subsequent to purchase will be sold within a reasonable time period in consideration of market conditions. The Fund will be managed so that the average parallel effective duration of its portfolio will not exceed 1.5 years. The Fund expects the average duration of its portfolio, over time, to be approximately 0.75 years. Please refer to Appendix A to this Prospectus for more information regarding duration.

     The Fund also intends to maintain a "credit spread duration" not greater than 3 years. Credit spread duration measures the portfolio's sensitivity to changes in credit spreads, i.e., the differences in yields between issues of different credit quality, in contrast to effective parallel duration, which measures the portfolio's sensitivity for changes in the absolute levels of interest rates. Credit spreads are typically much less volatile than absolute levels of interest rates; thus, such a longer credit spread duration is tolerable.

     The Fund also intends to maintain a "mortgage spread duration" not greater than 3 years. Mortgage spread duration is a similar concept to credit spread duration, except that it applies to mortgage instruments: Mortgage spread duration measures the portfolio's sensitivity to changes in mortgage spread, i.e., the difference in yields between mortgage instruments of different credit quality.

DIVERSIFICATION

     With the exception of U.S. Government and agency securities, and repurchase agreements thereon, no single issuer's securities, or repurchase agreements collateralized thereby, will account for more than [10%] of the Fund's assets.

LIQUIDITY

     To maintain the Fund's liquidity, at least [25%] of the Fund's assets will at all times be maintained in securities maturing within 2 weeks. The Fund's adviser will continually monitor the Fund's net inflows and outflows to determine whether a higher percentage is appropriate at any time.

CREDIT RISK

     All investments of the Fund will be instruments that are rated at least B or, if unrated, determined by the Fund's adviser to be of comparable quality.
No more than 15% of the Fund's assets will be invested in below investment grade securities (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P")), and no more than 20% of the Fund's assets will be invested in unrated securities. Securities rated below investment grade may be referred to colloquially as "junk bonds." The Fund will be managed so as to maintain an [average rating of A or equivalent.] Neither the adviser's determination nor the ratings assigned by rating agencies constitute an assurance against default by the issuers of instruments held by the Fund. For a description of rating agency rating categories, see the SAI.

     In determining whether a security is a suitable investment for the Fund, reference will be made to the quality of the security, including its rating, at the time of purchase. The Fund may or may not dispose of a portfolio security as a result of a change in the security's rating, depending on an evaluation of the security in light of the Fund's investment objective and policies.

FUNDAMENTAL POLICIES

     The investment objective of the Fund and, except as otherwise indicated, the investment policies of the Fund are not fundamental and may be changed without shareholder approval.

                     CHARACTERISTICS AND RISKS OF SECURITIES
                            AND INVESTMENT TECHNIQUES

     The following describes in greater detail different types of securities and investment techniques used by the Fund, and discusses certain concepts relevant to the investment policies of the Fund. Additional information about the Fund's investments and investment practices may be found in the SAI.

U.S. GOVERNMENT SECURITIES

     U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government Securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government Securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government Securities, although the underlying bonds, represented by such receipts are debt obligations of the U.S. Treasury. Other zero coupon Treasury securities (i.e., STRIPs and CUBEs) are direct obligations of the U.S. Government.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Fund's adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current development in interest rates and market conditions. Investments in high yield securities are discussed separately below; see "High Yield Securities ("Junk Bonds")."

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every 6 months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     The Fund may invest up to all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Fund invest may be particularly sensitive to changes in prevailing interest rates, and, like other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's adviser to forecast interest rates and other economic factors correctly.

     MORTGAGE PASS-THROUGH SECURITIES are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     COLLATERALIZED MORTGAGE OBLIGATIONS are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collaterized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the preceding classes have been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government Securities by the Fund, while other CMOs, even if collateralized by U.S. Government Securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements, as described above under "General Policies." If the counterparty agreeing to a repurchase agreement should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, AND OTHER BORROWINGS

     A reverse repurchase agreement is a form of leverage that involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government Securities or other debt obligations eligible for purchase by the Fund, to cover its obligations under reverse repurchase agreements.

     The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government Securities or other debt obligations eligible for purchase by the Fund, to cover its obligations under dollar rolls.

     Dollar rolls and reverse repurchase agreements will be subject to the Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings), to 33 1/3% of the Fund's total assets. [Apart from transactions involving reverse repurchase agreements and dollar rolls, the Fund will not borrow money, except for temporary administrative purposes.]

DELAYED DELIVERY, WHEN-ISSUED, AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than 7 days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account liquid assets, such as cash, U.S. Government Securities or other debt obligations eligible for purchase by the Fund, in an amount sufficient to meet its settlement obligations. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery, when-issued or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery, when-issued or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to a deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis.

FOREIGN SECURITIES

     The Fund may invest directly in fixed income securities of non-U.S.
issuers.

     The Fund will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries ("NICs"), such as Taiwan, South Korea and Mexico). The Fund limits its investments in securities of issuers based in NICs to 10% of its net assets. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional risks associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas
F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.
Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for a new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the SAI.

FOREIGN CURRENCY TRANSACTIONS

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

     The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive from the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Fund may enter into these contracts only for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated on foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

     The Fund may invest for hedging purposes in options on foreign currencies and foreign currency futures and options thereon. The Fund also may invest in foreign currency exchange-related securities, such as foreign currency warrants or other instruments whose return is linked to foreign currency exchange rates. [The Fund will hedge at least 75% of its exposure to foreign currency.] For a description of these instruments, see "Derivative Instruments" below and the SAI.

HIGH YIELD SECURITIES ("JUNK BONDS")

     The Fund may invest up to 15% of its assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, determined by the Fund's adviser to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "junk bonds." Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in the Fund.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.
In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause larger fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Fund's adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Fund's adviser deems it in the best interest of shareholders.

DERIVATIVE INSTRUMENTS

     The Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts, as further described below. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques only to hedge against changes in interest rates, foreign currency exchange rates or securities prices. The Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government Securities or other debt obligations eligible for purchase by the Fund (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures and swaps to avoid leveraging of the Fund.

     The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage- or asset-backed securities. The Fund may invest up to all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's adviser to forecast interest rates and other economic factors correctly. If the Fund's adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Fund's adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all.
The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.

     OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES. The Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund's holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the option markets, the Fund may be unable to close out a position.

     The Fund may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

     SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government Securities or other debt obligations eligible for purchase by the Fund, to avoid any potential leveraging of the Fund's portfolio.
Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. [The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.]

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Fund's adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of the greater than 7 days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon ("futures options"), and may also invest in foreign currency futures contracts and options thereon.

     There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of 7 days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities) and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Fund's adviser has determined to be liquid under procedures approved by the Trust's Board of Trustees). Transactions in illiquid securities may involve relatively higher transaction costs.

                                 NET ASSET VALUE

     Normally, the Fund will value its portfolio securities which mature in 60 days or less by using the "amortized cost" method of valuation, whereas other portfolio securities will be valued based on current market quotations or, in the absence of market quotations, by other means approved by the trustees of the Trust. The use of amortized cost means that the net asset value of the Fund's shares will be less affected by minor shifts in the market value of its shorter term portfolio securities, even though the market value of such securities may change as a result of variations in the level of prevailing interest rates and yield relationships. The Fund will value its shares once on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange.

                                     YIELDS

     Consideration of liquidity, safety and preservation of capital mean that the Fund may not necessarily invest in instruments paying the highest available yield at any particular time. Shareholders comparing the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits and other short term funds, including money market funds) should consider such things as liquidity, minimum balance requirements, penalties for early withdrawal and the impact of taxes on alternative types of investments.

     Yield information may be useful in reviewing the Fund's performance and providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, mutual fund yields fluctuate.

     The Fund may advertise its Yield and its Effective Yield. The Yield of the Fund is based upon the income earned by the Fund over a 7-day period and then annualized, i.e., the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment. Effective Yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded in the course of a 52-week period. Effective Yield will be higher than Yield because of the compounding effect of this assumed reinvestment.

                                HOW TO BUY SHARES

     Shares of the Fund are continuously offered through PIMCO Funds Distribution Company (the "Distributor"), the Fund's principal underwriter, and may be offered through other firms which are members of the National Association of Securities Dealers, Inc. and which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Shares of the Fund are offered for sale at the net asset value next determined after receipt by the Fund of an order in proper form. There is no sales charge to the investor.

     There are two ways to purchase shares: either (1) through your dealer or broker which has a dealer agreement or (2) directly by mailing an Account Application with payment, as described below under the heading "Direct Investment," to the Distributor (if no dealer is named in the application, the Distributor may act as a dealer).

     The minimum initial investment is $100,000 and the minimum additional investment is $10,000.

INVESTMENTS THROUGH YOUR BROKER

     Brokerage firms provide varying arrangements for their clients to purchase and redeem Fund shares. For information about your brokerage firm's arrangements, including information about procedures for forwarding purchase and redemption orders to the Fund and crediting dividends to your account, contact your broker. Some firms may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, and are responsible for transmitting to their clients a schedule of any such fees, which may reduce their clients' return. Firms will ordinarily hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent (the "Transfer Agent") will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

DIRECT INVESTMENT

     Investors who wish to invest in the Fund directly, rather than through a participating broker, may do so by opening an account through the Distributor. To open an account, an investor should complete the Account Application, which can be obtained by calling (800) 800-0952 or by writing to PIMCO Funds at 840 Newport Center Drive, Suite 360, Newport Beach, California 92260. All shareholders who open direct accounts through the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date. Information regarding direct investment or any other features offered by the Fund may be obtained by calling (800) 800-0952.

PURCHASES BY MAIL. Investors who wish to invest directly may send a check payable to PIMCO Funds Distribution Company along with a completed Account Application to:

     PIMCO Funds
     840 Newport Center Drive, Suite 360
     Newport Beach, California 92660

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any bank that is a member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds.

     SUBSEQUENT PURCHASES BY MAIL. Subsequent direct purchases can be made as indicated above by mailing a check with (1) a letter specifying the amount of the investment and the shareholder's name and account number or (2) the additional investment portion of a confirmation statement. All payments should be made payable to PIMCO Funds. Checks should be mailed to the address above under "Purchases by Mail."

     CHANGES IN ACCOUNT REGISTRATION. For an account maintained through the Distributor (rather than a participating broker), changes in registration information or account privileges may be made by writing to the Fund's transfer agent, Investors Fiduciary Trust Company (the "Transfer Agent"), at 127 West 10th Street, Kansas City, Missouri 64105, or by use of forms which are available from the Distributor. A signature guarantee is required. See "Signature Guarantee" under "How to Redeem."

     ALL PURCHASES

     A purchase order does not become effective until the custodian has federal funds immediately available to it, whether by direct wire or conversion of other forms of payment, prior to the close of regular trading on the New York Stock Exchange on days the Exchange is open (generally, weekdays other than normal holidays). Orders received in good order by the Fund or its agents prior to the close of regular trading on the Exchange (normally 4:00 p.m.) Eastern time) will be executed at the net asset value calculated at the close of regular trading on that day and begin to earn dividends on the next day, except that orders received in good order and accompanied by full payment in federal funds (or converted into federal funds before the close of regular trading on the Exchange) will begin to earn dividends on the day the order is received. The Distributor will promptly forward orders received by it for shares of the Fund. Participating brokers are responsible for forwarding their customers' orders. The Distributor and the Fund are not responsible for any delay by your broker in forwarding an order to the Fund. The Fund and the Distributor reserve the right to reject any purchase order for any reason.

                                  HOW TO REDEEM

     Shareholders may withdraw all or any portion of their investments in the Fund by redeeming shares at the Fund's net asset value. Shareholders may redeem shares of the Fund, with 24 hours advance notice, on any day that the New York Stock Exchange is open for business.

     ACCOUNTS MAINTAINED WITH A BROKER

     If your account is maintained with a participating broker, you may redeem by submitting a written withdrawal request to your broker. For the convenience of their customers, participating brokers may also offer checkwriting, debit card and telephone redemption services, and may charge fees for these services. For more information, contact your participating broker.

     ACCOUNTS MAINTAINED THROUGH THE DISTRIBUTOR

     If you maintain your account directly through the Distributor (rather than through a participating broker), you may redeem shares from your account (1) by submitting a written redemption request directly to the Transfer Agent, or (2) by telephone redemption (unless you have elected in writing not to utilize this option). Your original Account Application permits you to redeem by written request and to elect one or more of the additional redemption procedures described below. You may change the instructions indicated on your original Account Application, or may request additional redemption options, only by transmitting written directors to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. Redemption proceeds will normally be mailed to the redeeming shareholder within one business day after receipt of the redemption request in good order by the Fund's Transfer Agent, except where those shares have recently been purchased by personal check.

     WRITTEN REQUESTS. To redeem shares in writing (whether or not represented by certificates), send the following items to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number, the dollar amount or number of shares to be redeemed and the name of the Fund; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, as described below under "Signature Guarantee"; and
(3) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or by calling (800) 800-0952 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent.

     TELEPHONE REDEMPTIONS. The Fund accepts telephone requests for redemption of uncertificated shares for amounts up to $50,000 from shareholders who maintain their account through the Distributor. (Telephone redemptions are not available for shareholders who have elected in writing not to utilize this option.) The proceeds of a telephone redemption will be sent to the shareholder at his address as set forth in the Account Application or in a subsequent written authorization with a signature guarantee. By completing an Account Application, an investor agrees that the Fund shall not be liable for any loss incurred by the investor by reason of the Fund accepting unauthorized telephone redemption requests for his account if the Fund reasonably believes the request is genuine, unless the investor has specifically elected in writing not to utilize the telephone redemption service. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Fund will employ reasonably procedures to confirm that shareholders' telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund will require a form of personal identification prior to acting upon telephone instructions, will provide written confirmations of such transactions and will record shareholders' instructions.

     A shareholder making a telephone redemption should call the Fund at
(800) 927-4648 or should send a facsimile to (714) 760-4456 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Fund, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Fund business day after the redemption is effected. If the redemption request is received after the closing of the Exchange, the redemption is effected on the following Fund business day at that day's net asset value and the proceeds are usually sent to the investor on the second Fund business day following receipt of the request. The Fund reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

     EXPEDITED WIRE TRANSFER REDEMPTIONS. If a shareholder who maintains his account through the Distributor has given authorization for expedited wire redemptions, shares can be redeemed and the proceeds sent by wire transfer to a single previously designated bank account. Requests received by the Fund prior to the close of regular trading on the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 927-4648 or by written instructions. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $25,000. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege at any time. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660.

     ALL REDEMPTIONS

     If investors purchase shares with a check, the Fund may withhold redemption proceeds until it can be reasonably assured that payment has been collected on the check, which may take 15 or more days. To avoid such withholding, investors should purchase shares by certified or official bank check or by wire transfer. Dividends are paid through the day on which the shares are redeemed.

     There is no charge by the Distributor with respect to redemptions; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services. Dealers and other financial services firms are responsible for transmitting their customers' redemption orders, and neither the Fund nor the Distributor is responsible for such firms' delays in order transmission. Requests for redemption received by the Distributor by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a regular business day, and requests for redemption received by brokers or other firms prior to the close of regular trading on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business that day, will be effected at the net asset value effective at the close of regular trading on the Exchange on that day. Requests received by the Distributor after the close of regular trading on the Exchange (or received by such time by brokers or other firms and received by the Distributor after its close of business) will be confirmed at the net asset value effective at the close of regular trading on the next business day.

     SIGNATURE GUARANTEE

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having U.S. correspondent banks, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, Government Securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Transfer Agent reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures.

     If the procedures of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner (which may be the shareholder's broker),
(iii) are to be sent other than to the account record owner's address as listed in the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary (other than the shareholder's broker where the broker is the record owner), the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new Prospectus or prospectus supplement.

     SMALL ACCOUNTS

     The Fund reserves the right to redeem involuntarily any shares in a shareholder's account in excess of an amount set from time to time by the Trustees of the Trust and to redeem involuntarily all shares in a shareholder's account if the dollar value of such account is less than a minimum amount (not to exceed $_____ ) set from time to time by the Trustees. Shareholders will be notified before any such redemptions are made and will have at least 30 days to purchase shares in order to bring their account up to the required minimum.

                             MANAGEMENT OF THE FUND

     Columbus Circle Investors ("CCI" or the "Adviser") is the investment manager of the Fund and, under the supervision of the Trust's Trustees, directs the investment of the Fund's assets. Reference in this Prospectus to "the adviser" or "the Fund's adviser" are references to CCI. Pursuant to the Trust's Agreement and Declaration of Trust, the Trustees supervise the affairs of the Fund as conducted by CCI.

     CCI also advises other mutual funds and private accounts and is registered
as an investment adviser with the SEC.   Investment decisions made by CCI with
respect to the Fund are made by a committee rather than by a single person acting as portfolio manager. No person is primarily responsible for making recommendations to that committee.

     CCI is a general partnership with PIMCO Advisors L.P. ("PALP") and Columbus Circle Investors Management Inc., a wholly-owned subsidiary of PALP, as its only partners. PALP is a Delaware limited partnership. The general partner of PALP, PIMCO Partners, G.P., has two partners: (i) an indirect wholly-owned subsidiary of Pacific Mutual Life

Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company owned and controlled by a group consisting of William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its control of PALP to an Equity Board and an Operating Board of PALP. The activities of PALP are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PALP's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control PALP and, through PALP, CCI, although the Managing Directors disclaim such authority.

     Under a Investment Advisory Contract between the Trust and CCI, the Fund pays CCI a monthly advisory fee at an annual rate of 0.20% of its average daily net asset value.

     PALP serves as administrator (the "Administrator") to the Fund pursuant to an administration agreement with the Fund. The Administrator provides or procures administrative services for the Fund, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Fund, and preparation of reports to the Fund's shareholders and regulatory filings. The Administrator has retained its subsidiary, Pacific Investment Management Company to provide such services as sub-administrator.
The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Fund, and is responsible for the costs of registration of the Fund's shares and the printing of prospectuses and shareholder reports for current shareholders. In addition to providing and/or procuring such administrative services, PALP and Pacific Investment Management Company also provide executive and other personnel for the management of the Trust.

     The Fund (and not the Administrator) is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PALP, CCI, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PALP, CCI or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses which are capitalized in accordance with generally accepted accounting principles.

     For providing or procuring administrative services to the Fund as described above, the Administrator receives monthly fees from the Fund at an annual rate of 0.20% of the average daily net assets of the Fund.

     The investment advisory, administration and sub-administration agreements for the Fund may be terminated by the Trustees, or by PALP, CCI or Pacific Investment Management Company (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated by a majority of the Trustees that are not interested persons of the Trust, CCI, PALP or Pacific Investment Management Company (as the case may be) on 60 days' written notice. Following their initial two-year terms, the agreements will continue from year to year if approved by the Trust's Trustees. However, the administration agreement may not be terminated by PALP until after its initial two-year term.

     PIMCO Funds Distribution Company (the "Distributor") is the principal underwriter of the Fund. The Distributor is a wholly-owned subsidiary of PALP.

                                    DIVIDENDS

     The Fund declares daily dividends of all of the net investment income of the Fund and expects to pay shareholders on the third Thursday of the month such dividends as are declared through the date of payment. If all of an investor's shares of the Fund are redeemed at any time during a month, all dividends accrued to date for the Fund will be paid together with the redemption proceeds. Shareholders begin earning dividends on the day that the Fund receives federal funds as payment for the shares and will continue to earn dividends through the
day on which shares are redeemed.   Dividends of the Fund are paid in additional
shares of the Fund, based on its net asset value on the payment date, by credit to the shareholder's account with the participating broker. At the shareholder's election, dividends may be paid in cash rather than in additional shares. Investors whose shares are held in a broker "street name" account should consult their broker for information about their broker's practice concerning the crediting of Fund dividends to the investor's account with the broker.

                                      TAXES

     The Fund plans to distribute substantially all of its net investment income and net realized short-term capital gains, if any, to its shareholders on a current basis and substantially all of its net realized long-term capital gains, if any, at least annually. So long as it does so and otherwise satisfies the requirements for being taxed as a regulated investment company, the Fund itself does not pay federal income tax on the amount distributed. Shareholders will receive an annual statement detailing federal tax information about dividends and distributions paid to shareholders during or with respect to the preceding calendar year.

     Dividends of net interest or other ordinary income of the Fund and distributions of its short-term capital gains, if any, are taxable to shareholders as ordinary income for federal income tax purposes and will not qualify for the dividends-received deduction. Distributions paid from long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares and will not qualify for the dividends-received deduction.

     To avoid imposition of a non-deductible federal excise tax, the Fund will distribute prior to calendar year-end substantially all of its ordinary income on a calendar year basis, and substantially all of the capital gain net income the Fund realizes in the one-year period ending October 31, that has not previously been distributed.

     Distributions will be taxable as described above whether received in cash or in additional shares. A dividend paid to a shareholder by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     The Fund does not expect distributions to be exempt generally from state and local taxes, although in some states dividends attributable to interest paid on U.S. Government Securities held by the Fund may be exempt from state and local taxes. Shareholders should consult with their tax advisers about the status of such dividends in their own states and localities.

     The foregoing is only a general summary of the federal income tax consequences of investing in the Fund. Shareholders should consult with their own tax advisers to determine the specific tax consequences of investments in the Fund in light of their particular situations.

                            DESCRIPTION OF THE TRUST

     The Trust was organized on April 27, 1984 as a Massachusetts business trust and is a diversified open-end management investment company. The Trust has an unlimited number of authorized shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which presently consist of the series of shares constituting the Fund as well as a second series of shares constituting the National Money Market Fund. The Fund was organized as a series of the Trust on December 17, 1996. The Trustees may, without shareholder approval, establish one or more additional series, or, also without shareholder approval, terminate any series and distribute such series' assets to its shareholders. These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as to which shareholders are entitled to vote. The shares of each series vote individually by series on all matters except those matters as to which the Investment Company Act of 1940 requires shares of the series to vote together as a single class. When the Trustees determine that a matter affects only the interests of one or more series, only shareholders of the affected series shall be entitled to vote on that matter. There will not normally be annual shareholders' meetings. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent. Shares are freely transferable.

     Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote.

     Shareholders may direct any questions they may have about the Fund to their broker or to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660 (telephone (800) 800-0952).

                                   APPENDIX A

                             DESCRIPTION OF DURATION

     Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Fund's adviser.

     Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

     Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure.

Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Fund's adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

     Credit spread duration is similar to duration, but measures price sensitivity to a change in credit spreads, i.e. differences in yields between issues of different credit quality. For example, a floating rate corporate security with 10 years to maturity which resets every 90 days will have a duration of 90 days, but a credit spread duration similar to a 10 year fixed rate bond.

     Mortgage spread duration is similar to credit spread duration, except that it applies to mortgage instruments: mortgage spread duration measures the portfolio's sensitivity to mortgage spread changes, i.e. differences in yields between mortgage instruments of different credit quality.

CASH ACCUMULATION TRUST
840 Newport Center Drive, Suite 360
Newport Beach, CA  92660

INVESTMENT ADVISER
Columbus Circle Investors
One Station Place
Stamford, CT 06902

ADMINISTRATOR
PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, CA  92660

DISTRIBUTOR
PIMCO Funds Distribution Company
2187 Atlantic Street
Stamford, CT 06902

CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, MO  64105

INDEPENDENT ACCOUNTANTS
Price Waterhouse L.L.P.
1055 Broadway
Kansas City, MO  64105

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

                    SUBJECT TO COMPLETION, DATED MARCH __, 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED HEREBY HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.



                              CASH ACCUMULATION TRUST

                              ACTIVE SHORT-TERM FUND
                       STATEMENT OF ADDITIONAL INFORMATION


                                 April __, 1997





     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April __, 1997 of the Active Short-Term Fund as supplemented from time to time, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from PIMCO Funds Distribution Company, 2187 Atlantic Street, Stamford,
Connecticut 06902.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. . . . . . . . . . . . . 3

CREDIT AND MARKET RISK. . . . . . . . . . . . . . . . . . . . . . . . . . 29

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . . . . . 30

MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . 31

INVESTMENT ADVISORY AND OTHER SERVICES. . . . . . . . . . . . . . . . . . 37

ORGANIZATION AND CAPITALIZATION OF THE TRUST. . . . . . . . . . . . . . . 40

NET INCOME, YIELDS AND VALUATION. . . . . . . . . . . . . . . . . . . . . 42

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

DESCRIPTION OF INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . 46

APPENDIX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives and policies of the Active Short-Term Fund (the "Fund") of Cash Accumulation Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus following the captions "Investment Objective and Policies" and "General Policies." For a description of the investments which the Fund may make, see "Description of Investments." For a description of the relevant rating categories established by five major rating agencies, see Appendix A.

     Columbus Circle Investors, the manager of the Fund ("CCI" or the "Manager"), will monitor the Fund's investments in light of general economic and market conditions and the creditworthiness of the issuers of the Fund's portfolio securities, including the creditworthiness of issuers of master demand notes insofar as it relates to the ability of the issuer to make payments on demand. The Fund does not expect to invest more than 5% of its total assets in master demand notes in the foreseeable future. As described in the Prospectus, after purchase by the Fund, a security may cease to be rated, its rating may be reduced below the minimum required for purchase by the Fund, or the security may otherwise cease to be eligible for purchase by the Fund. No such event will require the sale of such security by the Fund. However, the Manager or the Trust's Trustees will consider any such event in determining whether the Fund should continue to hold the security.

     The Fund, consistent with its investment objective, attempts to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund also invests to take advantage of what are believed to be temporary disparities in the yields of the different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies may result in frequent changes in the Fund's portfolio. See "Portfolio Transactions and Brokerage."

REPURCHASE AGREEMENTS

     As is disclosed in the text of the Prospectus following the caption "General Policies - Repurchase Agreements," there is a risk that in a repurchase agreement the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, the Fund may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) expenses involved in the enforcement of the Fund's rights.

FIRM COMMITMENTS

     As described in the text of the Prospectus following the caption "Investment Objective and Policies," the Fund may enter into firm commitment agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Bank, those of the Federal National Mortgage Association ("FNMA"), and those of the Student Loan Marketing Association are not supported by the full faith and credit of the U.S. Government, but are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

INFLATION-INDEXED BONDS

     The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times
1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility the Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

BORROWING

     Subject to the limitations described under "Investment Restrictions" below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund's assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 (the "1940 Act") require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements if permitted to do so under its specific limitations on borrowings. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Fund's limitations on borrowings as specified under "Investment Restrictions" below.

PREFERRED STOCK

     The Fund may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert it to common stock.

CORPORATE DEBT SECURITIES

     The Fund may invest in corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in the Fund's portfolio may be varied in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a security may be sold and another of comparable quality and maturity (usually, but not always, of a different issuer) purchased at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Fund may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

HIGH YIELD SECURITIES ("JUNK BONDS")

     The Fund may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for the Fund, or if unrated, are of comparable quality in the opinion of the Fund's Manager. A description of the ratings categories used is set forth in Appendix A to this Statement of Additional Information.

     A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Services, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S&P")) or (2) if unrated, determined by the Manager to be of comparable quality to obligations so rated.

     The Fund may purchase high yield securities (as defined in the Prospectus). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. The Fund may continue to hold such securities following a decline in their rating if in the opinion of the Manager it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by the Fund are described as "speculative" by both Moody's and S&P.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of the Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Fund. The market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities.

PARTICIPATION ON CREDITORS COMMITTEES

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund.

Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Manager believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates. However, the Fund would generally participate less in appreciation resulting from any general decline in interest rates.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security will generally exhibit greater price volatility than a fixed rate obligation of similar credit quality.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). Certain debt securities are also secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below).

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Manager's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is therefore partially guarded (but only partially) against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (E.G., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest only class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables-SM- ("CARS-SM-"). CARS-SM- represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS-SM- are passed through monthly to certificate holders, and are generally guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS-SM- may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with the Fund's investment objectives and policies, the Manager also may invest in other types of asset-backed securities.

FOREIGN SECURITIES

     The Fund may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     The Fund may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

     The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's Manager. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may be required to segregate assets to cover forward currency contracts entered into for non-hedging purposes. The Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

BANK OBLIGATIONS

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or
(2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. The Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     The Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $2 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Manager, are of an investment quality comparable to obligations of United States banks in which the Fund may invest. Subject to the Trust's limitations on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above.

COMMERCIAL PAPER

     The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P,
(ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

DERIVATIVE INSTRUMENTS

     The following describes certain derivative instruments and products in which the Fund may invest (to the extent described in the Prospectus) and the risks associated therewith.

     OPTIONS ON SECURITIES AND INDEXES. The Fund may, to the extent specified in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets in a segregated account with its custodian.
A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC OPTIONS. The Fund will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) OTC options purchased by the Fund, (ii) the illiquid portion (determined under the foregoing formula) of

OTC options written by the Fund, and (iii) other illiquid investments as set forth below under the heading "Investment Restrictions."

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security or other cover unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. In general, the Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or, in the case of an index futures contract, by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxation."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation.
For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     SWAP AGREEMENTS. The Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in the relevant investments or instruments.

     Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid (or received) under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain assets until the settlement date in a segregated account, sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the
delayed delivery purchases may result in a form of leverage.   When the Fund has
sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

     The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, assets sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Fund may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

WARRANTS TO PURCHASE SECURITIES

     The Fund may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

NOTE ON SHAREHOLDER APPROVAL

     The Prospectus describes the investment objective of the Fund. The Prospectus also identifies some of the policies of the Fund which are fundamental and may be changed only with the approval of the shareholders. Unless otherwise indicated, the objective and investment policies of the Fund are not fundamental and may be changed without shareholder approval. Approval by the shareholders of the Fund requires approval by the holders of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies of the Fund and, accordingly, without the approval of the holders of a majority of the outstanding shares of the Fund, the Fund will not:

     (1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer. This limitation does not apply to U.S. Government Securities (as defined in the Prospectus).

     (2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

     (3) Invest more than 25% of its total assets in any one industry. This restriction does not apply to U.S. Government Securities or to bank obligations. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents.

     (4) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

     (5) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of its total assets taken at cost; provided, however, that the Fund may loan its securities as described in the Prospectus under the caption "General Policies - Loans of Portfolio Securities."

     (6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities.

     (7) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     (8) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     (9) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

     (10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

     The percentages and percentage limitations set forth above or in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

     In addition, it is contrary to the Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the Securities and Exchange Commission is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Manager has determined to be liquid under procedures approved by the Board of Trustees.


                             CREDIT AND MARKET RISK

     The portfolio securities of the Fund are subject to credit risk and market risk. Credit risk relates to the ability of the issuer of an obligation to make timely payments of principal and interest. In a repurchase agreement transaction, credit risk relates to the performance by the other party of its obligation to repurchase the underlying security from the Fund. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors.

     Market risk relates to changes in the market value of a security as a result of variations in the level of prevailing interest rates and yield relationships among particular segments of the fixed income market or the U.S. Government Securities market. Generally, prices tend to fluctuate less for higher quality issues than for lower quality issues, and, for any given change in the level of interest rates, prices for shorter maturity issues tend to fluctuate less than for longer maturity issues. By restricting the maturity of its investments and purchasing only high-quality instruments, the Fund seeks relatively smaller changes in the value of its portfolio securities resulting from market factors than would be the case for a longer term or lower grade bond fund.

     The value of the securities (other than inverse floaters) in the Fund's portfolio can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Fund could require the sale of portfolio investments in the Fund at a time when a sale might not be desirable.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In general, the Fund will purchase securities with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund will have a high portfolio turnover due to the short maturities of the securities held in its portfolio.

     In placing orders for the purchase and sale of portfolio securities for the Fund, the Manager will always seek the best price and execution. It is expected that portfolio transactions will generally be with issuers or dealers in money market instruments acting as principal. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Accordingly, the Fund is not expected to pay significant brokerage commissions.

     Some of the Fund's portfolio transactions are placed with dealers who provide the Manager with supplementary investment and statistical information or furnish market quotations to the Fund or other advisory accounts or investment companies advised by the Manager. The business would not be so placed if the Fund would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the Manager. The services may also be used by the Manager in connection with its other advisory accounts and in some cases may not be used with respect to the Fund.

     Certain officers of the Manager have responsibility for portfolio management of certain other investment companies and investment accounts which may invest in securities in which the Fund also invests. When one or more of these other investment companies or accounts and the Fund desire to purchase or sell the same security at or about the same time, purchase and sale orders will ordinarily be placed and confirmed separately but may be combined to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of the Fund to participate in larger volume transactions will in some cases produce better executions for the Fund. However, in some cases, these procedures could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold.

                            MANAGEMENT OF THE FUND

TRUSTEES

     The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).


--------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
E. Philip Cannon                           Trustee of the Trust and PIMCO Funds:
2401 Claremont Lane                        Multi-Manager Series ("PFMMS");
Houston, TX 77019                          Headmaster, St. John's School, Houston,
Age 56                                     Texas.  Formerly, Trustee, PIMCO Advisors
                                           Funds ("PAF"), General Partner, J.B.
                                           Poindexter & Co., Houston, Texas (private
                                           partnership), and Partner, Iberia
                                           Petroleum Company (oil and gas
                                           production).  Mr. Cannon was a director of
                                           WNS Inc., a retailing company which filed
                                           a petition in bankruptcy within the last
                                           five years.
-------------------------------------------------------------------------------------------------
Donald P. Carter                           Trustee of the Trust and PFMMS.  Formerly,
434 Stable Lane                            Trustee, PAF, Chairman, Executive Vice
Lake Forest, IL 60045                      President and Director, Cunningham &
Age 69                                     Walsh, Inc., Chicago (advertising agency).

-------------------------------------------------------------------------------------------------
Gary A. Childress                          Trustee of the Trust and PFMMS; Chairman
11 Longview Terrace                        and Director, Bellefonte Lime Company,
Madison, CT 06443                          Inc.; Chief Executive Officer, Woodings &
Age 62                                     Verona Toolworks Inc.  Mr. Childress is a
                                           partner in GenLime, L.P., a private
                                           limited partnership, which has filed a
                                           petition in bankruptcy within the last
                                           five years.  Formerly, Trustee, PAF.
-------------------------------------------------------------------------------------------------
(*) William D.                             Trustee of the Trust and PFMMS; Chairman
Cvengros                                   of the Board of PFMMS; Chief Executive
800 Newport Center                         Officer, President, and member of the
Drive                                      Operating Board, Operating Committee, and
Newport Beach, CA                          Equity Board, PIMCO Advisors L.P.;
92660                                      Director, PIMCO Funds Distribution Company
Age 48                                     ("PFDCO").  Formerly, Trustee, PAF,
                                           President, PFMMS, and Director, Vice
                                           Chairman, and Chief Investment Officer,
                                           Pacific Mutual Life Insurance Company
                                           ("Pacific Mutual").

-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Gary L. Light                              Trustee of the Trust and PFMMS; Partner,
12220 N. Meridian                          E.V.A. Investors Inc. (private
Street, #145                               investments); Consultant to and, prior to
Carmel, IN 46032                           March, 1987, Executive Vice President,
Age 59                                     Mayflower Corporation (trucking and
                                           transportation); Vice Chairman and Chief
                                           Executive Officer, Sofamor Danek (medical
                                           devices).  Formerly, Trustee, PAF.

-------------------------------------------------------------------------------------------------
Richard L. Nelson                          President, Nelson Financial Consultants;
8 Cherry Hills Lane                        Director, Wynn's International, Inc.;
Newport Beach, CA                          Trustee, Pacific Select Fund.  Formerly,
92660                                      Partner, Ernst & Young.
Age 66

-------------------------------------------------------------------------------------------------
Lyman W. Porter                           Professor of Management at the University
2639 Bamboo Street                        of California, Irvine, Trustee, Pacific
Newport Beach, CA                         Select Fund.
92660
Age 66

-------------------------------------------------------------------------------------------------
(*) Robert A.                             Trustee of the Trust and PFMMS; Vice
Prindiville                               President, PIMCO Advisors L.P.  Formerly,
2187 Atlantic Street                      Trustee, PAF, President and Director,
Stamford, CT 06903                        Thomson Advisory Group, Inc., Director and
Age 61                                    Chairman, PFDCO, Executive Vice President,
                                          PIMCO Advisors L.P.

-------------------------------------------------------------------------------------------------
Alan Richards                             President, Alan Richards Consulting, Inc.;
P.O. Box 675760                           Trustee, Pacific Select Fund; Director,
18132 Camino de                           Western National Corporation.  Formerly,
Estrellas                                 President, Chief Executive Officer and
Rancho Santa Fe, CA                       Director, E.F. Hutton Insurance Group,
92067                                     Inc., Chairman of the Board, Chief
Age 66                                    Executive Officer and President, E.F.
                                          Hutton Life Insurance Company, Director,
                                          E.F. Hutton & Company, Inc.

-------------------------------------------------------------------------------------------------
Joel Segall                               Trustee of the Trust and PFMMS.  Formerly,
11 Linden Shores                          Trustee, PAF, President and University
Branford, CT 06405                        Professor, Bernard M. Baruch College, The
Age 73                                    City University of New York, Deputy Under
                                          Secretary for International Affairs,
                                          United States Department of Labor,
                                          Professor of Finance, University of
                                          Chicago,  Board of Managers, Coffee, Sugar
                                          and Cocoa Exchange.

-------------------------------------------------------------------------------------------------
W. Bryant Stooks                          Trustee of the Trust and PFMMS; President,
1530 E. Montebello                        Bryant Investments, Ltd.  Formerly,
Phoenix, AZ 85014                         Trustee, PAF, President, Senior Vice
Age 56                                    President, Director and Chief Executive
                                          Officer, Archirodon Group Inc., Partner,
                                          Arthur Andersen & Co.

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Gerald M. Thorne                           Trustee of the Trust and PFMMS.  Formerly,
5 Leatherwood Lane                         Trustee, PAF, President and Director,
Savannah, GA  31414                        Firstar National Bank of Milwaukee,
Age 58                                     Chairman, President and Director, Firstar
                                           National Bank of Sheboygan, Director,
                                           Bando-McGlocklin.
-----------------------------------------------------------------------------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act).

OFFICERS

     The chart below sets forth the name, address, age, position(s) with the Trust, and principal occupation(s) during the past five years of each officer of the Trust. Except as shown, each officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660:


------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND                      POSITION(S) WITH THE            PRINCIPAL OCCUPATION(S) DURING THE
AGE                                    TRUST                           PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Stephen J. Treadway                    President                       President, PFMMS;
2187 Atlantic Street                                                   Executive Vice President,
Stamford, CT 06902                                                     PIMCO Advisors L.P.;
Age 49                                                                 Director, Chairman and
                                                                       President, PFDCO.
                                                                       Formerly, Executive Vice
                                                                       President, Smith Barney
                                                                       Inc.

------------------------------------------------------------------------------------------------------------
R. Wesley Burns                        Vice President                  Executive Vice President,
Age 37                                                                 PFMMS; President, PIMCO
                                                                       Funds: Pacific Investment
                                                                       Management Series
                                                                       ("PIMS"); Executive Vice
                                                                       President, Pacific
                                                                       Investment Management
                                                                       Company ("Pacific
                                                                       Investment Management").
                                                                       Formerly, Vice President,
                                                                       PAF.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Newton B. Schott,                      Vice President                  Vice President and
Jr.                                    and Clerk                       Secretary, PFMMS; Senior
2187 Atlantic Street                                                   Vice President-Legal and
Stamford, CT 06902                                                     Secretary, PIMCO Advisors
Age 54                                                                 L.P.; Director, Executive
                                                                       Vice President, Chief
                                                                       Administrative Officer
                                                                       and Secretary, PFDCO.
                                                                       Formerly, Vice President
                                                                       and Clerk, PAF, Executive
                                                                       Vice President, Secretary
                                                                       and General Counsel,
                                                                       Thomson Advisory Group
                                                                       Inc. and PIMCO Advisors
                                                                       L.P., Executive Vice
                                                                       President, Secretary,
                                                                       General Counsel and
                                                                       Director, Thomson
                                                                       McKinnon Inc.

------------------------------------------------------------------------------------------------------------
Teresa A. Wagner                       Vice President                  Vice President of PFMMS;
Age 34                                                                 Vice President, PIMS;
                                                                       Vice President and
                                                                       Manager of Fund
                                                                       Administration, Pacific
                                                                       Investment Management.
                                                                       Formerly, Vice President
                                                                       and Assistant Clerk, PAF,
                                                                       Vice President, PIMCO
                                                                       Advisors Institutional
                                                                       Services, Finance
                                                                       Director, Pacific
                                                                       Financial Asset
                                                                       Management Company.

------------------------------------------------------------------------------------------------------------
John P. Hardaway                       Treasurer                       Treasurer of PFMMS and
Age 39                                                                 PIMS; Vice President and
                                                                       Manager of Fund
                                                                       Operations, Pacific
                                                                       Investment Management.
                                                                       Formerly, Treasurer, PAF.

------------------------------------------------------------------------------------------------------------


     PFDCO also serves as principal underwriter for PFMMS and PIMS.

TRUSTEES' COMPENSATION

     The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

     The Trust does not pay any remuneration to Trustees who are interested persons of the Trust or the Manager. Each of the Trust's Trustees, other than Messrs. Nelson, Porter and Richards, previously served on the Board of PAF, a mutual fund family advised by PIMCO Advisors L.P., an affiliate of the Manager, and its affiliates. PAF ceased operations in connection with the reorganization of its series with series of PFMMS or PIMS in transactions which took place on January 17, 1997.

     Fees paid to the disinterested Trustees for their services on behalf of the Trust during the fiscal year ended September 30, 1996 aggregated $124,833. The following table sets forth information concerning fees paid during the fiscal year ended September 30, 1996 to persons who served as disinterested Trustees of the Trust during such fiscal year.


           -----------------------------------------------------------------
                 (1)                    (2)                    (3)
                                                              TOTAL
           NAME OF TRUSTEE           AGGREGATE             COMPENSATION
                                   COMPENSATION             FROM TRUST
                                     FROM TRUST              AND FUND
                                                             COMPLEX(1)
           ----------------------------------------------------------------
           E. Philip Cannon           $16,667                 $50,000
           ----------------------------------------------------------------
           Donald P. Carter           $17,833                 $53,500
           ----------------------------------------------------------------
           Gary A. Childress          $17,667                 $53,000
           ----------------------------------------------------------------
           Gary L. Light              $18,333                 $55,000
           ----------------------------------------------------------------
           Richard L. Nelson            N/A                   $14,333
           ----------------------------------------------------------------
           Lyman W. Porter              N/A                   $12,167
           ----------------------------------------------------------------
           Alan Richards                N/A                   $14,333
           ----------------------------------------------------------------
           Joel Segall                $19,833                 $59,500
           ----------------------------------------------------------------
           W. Bryant Stooks           $17,833                 $53,500
           ----------------------------------------------------------------
           Gerald M. Thorne           $16,667                 $50,000
           ----------------------------------------------------------------

    (1) The amounts listed in column (3) for Messrs. Cannon, Carter,
Childress, Light, Segall, Stooks and Thorne include total compensation paid for their services as Trustees of PAF for PAF's fiscal year ended September
30, 1996.  The amounts listed in
column (3) do not include pension/retirement benefits earned by these Trustees for their services on behalf of PAF through its fiscal year ended September 30, 1995 pursuant to a Trustees' Pension Plan for PAF (the "Pension Plan"). The Trustees of PAF voted to terminate the Pension Plan as of September 28, 1995 and received lump-sum payments in January of 1996 in respect of services rendered during periods prior to the fiscal year ended September 30, 1996. Of the amounts listed in column (3), E. Philip Cannon, Donald P. Carter, Joel Segall and Gerald M. Thorne elected to have the payment of $50,000, $38,500, $43,000, and $50,000, respectively, deferred under a deferred compensation plan for PAF and CAT. The compensation listed in column (3) for Messrs. Light and Segall does not include amounts which accrued pursuant to 1987 Deferred Fee Agreements with the Trust and PAF which terminated effective December 14, 1995. These benefits were distributed to Messrs. Light and Segall during 1996 in respect of services rendered during periods prior to the fiscal year ended September 30, 1996. The amounts listed on column (3) for Messrs. Nelson, Porter and Richards are amounts paid for services as Trustees of PFMMS.

                      INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

     Columbus Circle Investors ("CCI") serves as Manager of the Fund. CCI is a general partnership with PIMCO Advisors L.P. ("PALP") and Columbus Circle Investors Management Inc., a wholly-owned subsidiary of PALP, as its only partners. PALP is a Delaware limited partnership. The sole general partner of PALP, PIMCO Partners, G.P., has two partners: (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of PALP to an Equity Board and an Operating Board of PALP. The activities of PALP are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PALP's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and
policies to an Operating Committee.   Because of the ability to designate a
majority of the members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control PALP, and through PALP, CCI, although Pacific Investment Management Company and the Managing Directors disclaim such authority.

     Pursuant to the Investment Advisory Agreement, the Manager is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." The Manager also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Investment Advisory Agreement, the Manager is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of CCI to the Trust are not exclusive under the terms of the Investment Advisory Contract. CCI is free to, and does, render investment advisory services to others. The current Investment Advisory Agreement was approved most recently by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of such parties ("Independent Trustees"), at a meeting held on February 9, 1997.

     The Manager's compensation with respect to the Fund under the Investment Advisory Agreement described in the Prospectus under the heading "Manager of the Fund" is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     The Fund pays the Manager a monthly fee at the annual percentage rate of 0.20% based on the level of the Fund's average daily net asset value.

     The Investment Advisory Agreement provides that it will continue in force for two years from its date of execution, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement automatically terminates on assignment, and is terminable by either the Fund or the Manager on not more than 60 days' written notice to the other party. If, at any time that the Investment Advisory Agreement is submitted for approval by the shareholders of the Fund, the shareholders of the Fund should fail to approve the Investment Advisory Agreement, the Manager would continue to serve as manager and adviser with respect to the Fund pending consideration by the Trustees of such further action as they may deem to be in the best interests of the shareholders of the Fund.

     The Investment Advisory Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

FUND ADMINISTRATOR

     PALP serves as administrator (and is referred to in this capacity as the "Administrator") to the Fund pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Fund, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Fund, and preparation of reports to the Fund's shareholders and regulatory filings. PALP has retained Pacific Investment Management, as sub-administrator, to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PALP may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Fund, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses. The Administrator will be compensated at an annual rate of 0.20% of the Fund's average daily net assets.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of the Manager, the Administrator or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Manager or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     The Administration Agreement and Sub-Administration Agreement may be terminated by the Trustees, PALP or Pacific Investment Management (as the case may be) at any time on 60 days' written notice. Following their initial term of two years, the Administration and Sub-Administration Agreements would continue from year to year if approved by the Trustees.

     The Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the disinterested Trustees defined above. The current Administration Agreement was last approved by the Board of Trustees, including all of the disinterested Trustees who are not "interested persons" of the Trust or Administrator, at a meeting held on February 9, 1997. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Fund and its shareholders; (2) the services to be performed under the Administration Agreement are services required for the operation of the Fund; (3) the Administrator is able to provide, or to procure, services for the Fund which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

DISTRIBUTION AGREEMENT.

     PIMCO Funds Distribution Company (the "Distributor") serves as the distributor of the Fund's shares pursuant to a distribution contract ("Distribution Contract") with the Trust. The Distributor is a wholly owned subsidiary of PALP. The Distribution Contract is terminable without penalty, at any time, by the Fund by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     Although the Trust has no present intention to do so, it reserves the right at any time to suspend the offering of the shares of the Fund.

CUSTODIAL ARRANGEMENTS.

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 ("IFTC") is the Fund's custodian. As such, IFTC holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IFTC receives and delivers cash and securities of the Fund in connection with the transactions of the Fund and collects all dividends and other distributions made with respect to the portfolio securities of the Fund. IFTC also maintains certain accounts and records of the Fund.

ACCOUNTING SERVICES.

     Pursuant to an agreement among PALP, IFTC and the Fund, IFTC calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis (and as otherwise may be required by the Investment Company Act, that is, when there is a sufficient degree of trading in the Fund's portfolio securities to affect its net asset value) and performs certain accounting services for the Fund.

INDEPENDENT AUDITORS.

     Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, has been selected to serve as the independent public accountants for the Fund. Price Waterhouse LLP provides audit services, accounting assistance, and consultation in connection with Securities and Exchange Commission filings.


                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

     The organization of the Trust and the voting rights of shareholders are summarized in the text of the Prospectus following the caption "Description of the Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be divided into an unlimited number of series of such shares, and which presently consist of the series of shares constituting the Fund as well as a second series constituting the National Money Market Fund. The Fund was organized as a series of the Trust on December 17, 1996. Each share of a series represents an equal proportionate interest in that series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. Upon termination of a series, whether pursuant to liquidation of the series or otherwise, shareholders of that series are entitled to share pro rata in the net assets of the series then available for distribution to such shareholders. Shareholders have no preemptive rights.

     A copy of the Agreement and Declaration of Trust (the "Declaration of Trust") establishing the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or a series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of an affected series or by the Trustees upon written notice to the shareholders. Upon termination of the Trust or of a series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the series as may be determined by the Trustees, the series shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the series involved, ratably according to the number of shares of such series held by the several shareholders of the series on the date of termination.

     The assets received by the Trust for the issue or sale of shares of a series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that series, and constitute the underlying assets of that series. The underlying assets of a series are segregated and are charged with the expenses, including the organizational expenses, in respect of that series and with a share of the general expenses of the Trust as described above under "Investment Advisory and Other
Services." While the expenses of the Trust are allocated to the separate books of account of the series, if more than one series has shares outstanding, certain expenses may be legally chargeable against the assets of all series.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of a series for all loss and expense of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the series of which he was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust.
Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     As described in the Prospectus, the Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.


                        NET INCOME, YIELDS AND VALUATION

DETERMINATION OF NET INCOME

     The net income of the Fund is determined as of the close of regular trading (ordinarily 4:00 p.m. (Eastern Time)) on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for trading. Net income includes (i) all interest accrued and discount earned on the portfolio investments of the Fund, minus (ii) amortized premium on such investments, plus or minus (iii) all realized gains and losses on such investments, and minus (iv) all expenses of the Fund.

YIELD

     As summarized in the Prospectus under the heading "Yield," the "Yield" of the Fund for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis ("Effective Yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

     The Fund's Yield and Effective Yield will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

VALUING THE FUND'S PORTFOLIO INVESTMENTS

       The total net asset value of the Fund (the excess of its assets over its liabilities) is determined by IFTC as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Trust expects that the days, other than weekend days, that the Exchange will not be open will be New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The Fund's securities which mature in 60 days or less are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.


                                      TAXES

       The tax status of the Fund and the distributions which it may make are summarized in the text of the Prospectus immediately following the caption "Taxes."

       The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

       If the Fund qualifies for taxation as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Except where specifically noted, the remainder of this section assumes that the Fund will so qualify.

       If the Fund distributes amounts in excess of its current earnings and profits, such distributions to shareholders would be treated as a return of capital to the extent of a shareholder's basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the relevant shares.

       Current federal tax law requires the holder of a Treasury or other fixed-income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. Accordingly, if the Fund holds such securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realized net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

       The Trust under which the Fund is created is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for federal income tax treatment as described above, it is believed that neither the Trust nor the Fund should be liable for any income or franchise tax in The Commonwealth of Massachusetts.

       The Fund is generally required to withhold and remit to the U.S. Treasury 31% of redemption proceeds and dividends from net investment income and capital gains distributions credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

       Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences of an investment in the Fund to its shareholders.


                                   REDEMPTIONS

       The procedures for redemptions and withdrawals are summarized in the Prospectus following the caption "How to Redeem."

       The Fund may suspend the right of redemption for the Fund and may postpone payment when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

       The Fund will normally redeem a shareholder's shares for cash. However, if in any 90-day period a shareholder seeks to redeem shares totaling the lesser of $250,000 or 1% of the Fund's total assets, the Fund may, in unusual circumstances, redeem any additional shares by payment in kind of securities held in the portfolio of the Fund.

                           DESCRIPTION OF INVESTMENTS

1.     U.S. GOVERNMENT SECURITIES.

       OBLIGATIONS BACKED BY FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT -- are bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, Farmers' Home Administration and the Small Business Administration.

       OTHER U.S. GOVERNMENT SECURITIES -- are bills, certificates of indebtedness, notes, and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

       U.S. Government Securities do not include securities issued or guaranteed by state governments or instrumentalities.


2.     MONEY MARKET INSTRUMENTS.

       CERTIFICATES OF DEPOSIT - certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

       BANKERS' ACCEPTANCES - short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

       EURODOLLAR OBLIGATIONS - obligations of foreign branches of U.S. banks.

       YANKEEDOLLAR OBLIGATIONS - obligations of domestic branches or subsidiaries of foreign banks.

       COMMERCIAL PAPER - promissory notes issued by corporations (including banks and bank holding companies), in order to finance their short-term credit needs.

       MASTER DEMAND NOTES - notes issued by corporations that are payable on demand by either the holder or the issuer.

       CORPORATE OBLIGATIONS - bonds and notes issued by corporations in order to finance longer term credit needs.

        REPURCHASE AGREEMENTS - are agreements by which the Fund acquires a security (usually a U.S. Government Security) and a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

                                      APPENDIX A


The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by MERUS and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the two highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2 and 3) in each rating category to indicate the security's ranking within the category):

    Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Description of the two highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

    AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Description of the two highest long-term debt ratings by Duff:

    AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

    AA+  High credit quality Protection factors are strong.
    AA   Risk is modest but may vary slightly from time to time
    AA-  because of economic conditions.

Description of the two highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

    AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

IBCA's description of its two highest long-term debt ratings:

    AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

    AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

Thomson's description of its two highest long-term debt ratings:

    A Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

    A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its two highest short-term debt ratings:

    Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                   -Leading market positions in well-established industries.

                   -High rates of return on funds employed.

                   -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                   -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                   -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P's description of its two highest short-term debt ratings:

    A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Duff's description of its two highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

  Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's description of its two highest short-term debt ratings:

  F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

  F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

IBCA's description of its two highest short-term debt ratings:

  A+      Obligations supported by the highest capacity for timely repayment.

  A1 Obligations supported by a very strong capacity for timely repayment.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1  This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

    SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2  Satisfactory capacity to pay principal and interest.

Thomson's description of its two highest short-term ratings:

    TBW-1 The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

    TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                               CASH ACCUMULATION TRUST
                         REGISTRATION STATEMENT ON FORM N-1A

                                        PART C

                                  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  None.

       (b)    Exhibits:

              1.(a) Agreement and Declaration of Trust of Cash Accumulation Trust (the "Trust" or "Registrant") dated April 27, 1984 and Amendment No. 1 dated June 19, 1984 incorporated by reference to Exhibit 1 to the Trust's Registration Statement on Form N-1A (No. 2-91889), filed on June 26, 1984 (the "Registration Statement").

                (b) Amendment No. 2 to Agreement and Declaration of Trust of the Trust dated August 9, 1984 incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement, filed on September 12, 1984.

                (c) Amendment No. 3 to Agreement and Declaration of Trust of the Trust dated September 11, 1984 incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 1 to the Registration Statement, filed on February 1, 1985.

              2.(a)     By-Laws of the Trust incorporated by reference to
                        Exhibit 2 to Pre-Effective Amendment No. 1 to the Registration Statement, filed on September 12, 1984.

                (b) Amendment to By-Laws of the Trust dated July 25, 1990 incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 12 to the Registration Statement, filed on November 16, 1992.

                (c) Amendment to By-Laws of the Trust dated May 24, 1991 incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 12 to the Registration Statement, filed on November 16, 1992.

              3.        None

              4.(a) Specimen Share Certificate of the National Money Market Fund incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement, filed on September 12, 1984.

              (b) Article III (shares) of the Agreement and Declaration of Trust of the Trust, as amended, and Article 11 (shareholders' voting powers and meetings) of the Trust's By-Laws, as amended, defining the rights of the Trust's securities, are incorporated herein by reference. See Exhibits 1 and 2 above.

              5.(a) Management Contract between the Trust (on behalf of the National Money Market Fund) and PIMCO Advisors L.P. incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 18 to the Registration Statement filed on January 20, 1995.

                (b) Sub-Adviser Agreement for the Trust (on behalf of the National Money Market Fund) between PIMCO Advisors L.P. and Columbus Circle Investors incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 18 to the Registration Statement, filed on January 20, 1995.

                (c) Form of Investment Advisory Contract between the Trust's Active Short-Term Fund and Columbus Circle Investors is filed herewith.

              6.(a) Selected Dealer Agreement between Thomson Investor Services Inc. and Prudential Securities Inc. dated July 31, 1991 incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 12 to the Registration Statement, filed on November 16, 1992.

                (b) Distributor's Contract dated November 16, 1994 between the Trust (on behalf of the National Money Market Fund) and PIMCO Advisors Distribution Company incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 18 to the Registration Statement, filed on January 20, 1995.

                (c) Form of Distributor's Contract between the Trust (on behalf of the Active Short-Term Fund) and PIMCO Funds Distribution Company is filed herewith.

              7.        None.

              8.(a) Custody Agreement dated December 10, 1993 between the Trust (on behalf of the National Money Market Fund) and The Bank of New York incorporated by reference to
                        Exhibit 8 to Post-Effective Amendment No. 18 to the Registration Statement filed on January 20, 1995.

                (b) Custody and Transfer Agency Agreement between the Trust (on behalf of the Active Short-Term Fund) and Investors Fiduciary Trust Company, to be filed by Amendment.

              9.(a) Shareholder Service Agreement dated October 31, 1984 between the Trust (on behalf of the National Money Market Fund) and Shareholder Services, Inc. incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 12 to the Registration Statement, filed on November 16, 1992.

                (b) Accounting Services Agreement dated October 31, 1984 among the Trust (on behalf of the National Money Market
                        Fund), Thomson McKinnon Asset Management Inc. and Oppenheimer Asset Management Corporation incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 12 to the Registration Statement, filed on November 16, 1992.

                (c) Organizational Expense Reimbursement Agreement dated October, 1984 between the Trust (on behalf of the National Money Market Fund) and Thomson McKinnon Asset Management Inc. incorporated by reference to Exhibit 9(c) to

                        Post-Effective Amendment No. 12 to the Registration Statement, filed on November 16, 1992.

                (d) Blue Sky Service Agreement dated December 11, 1990 between the Trust (on behalf of the National Money Market Fund) and Thomson Advisory Group incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 12 to the Registration Statement filed on November 16, 1992.

                (e) Form of Administration Agreement between the Trust (on behalf of the Active Short-Term Fund) and PIMCO Advisors L.P. is filed herewith.

                (f) Form of Organizational Expense Reimbursement Agreement between the Trust (on behalf of the Active Short-Term
                        Fund) and PIMCO Advisors L.P. is filed herewith.

              10.(a)    Opinion of Ropes & Gray incorporated by reference to
                        Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement filed on September 12, 1984.

              11.       N/A.

              12.       None.

              13. Investment Letter from Thomson McKinnon Asset Management Inc. to the Trust incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement filed on September 12, 1984.

              14.       None.

              15. Amended Distribution Plan for the Trust's National Money Market Fund, as revised through October 26, 1989, incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement, filed on December 4, 1989.

              16. Schedule for calculation of performance information incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement, filed on December 3, 1990.

              17.       N/A.

              18.       None.

              19.(a) Powers of Attorney for E. Philip Cannon, Donald P. Carter, Emmet Cashin, Jr., Gary L. Light, Robert A. Prindiville and Joel Segall incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed on November 23, 1988.

              (b) Power of Attorney for Robert A. Prindiville, E. Philip Cannon, Donald P. Carter, Gary A. Childress, William D. Cvengros, Gary L. Light, W. Bryant Stooks, Gerald M. Thorne, Richard L. Nelson, Lyman W. Porter and Alan Richards is filed herewith.

              (c) Power of Attorney for John P. Hardaway is filed herewith.

Item 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
              REGISTRANT.

    None.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

    As of December 31, 1996, there were 27,865 record holders of shares of beneficial interest of the Trust's National Money Market Fund.

Item 27.  INDEMNIFICATION.

    Item 27 of the Trust's Registration Statement, filed with the Commission on June 26, 1984, is incorporated herein by reference.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
         ADVISER.

    (a) PIMCO Advisors L.P., manager of the Trust's National Money Market Fund (referred to herein as PALP), was organized as a limited partnership under Delaware law in 1987 and is registered as an investment adviser under the Investment Advisers Act of 1940. PALP advises one mutual fund complex other than the Trust, PIMCO Funds: Multi-Manager Series ("PFMMS"). PALP also has various subsidiary partnerships which advise and manage mutual funds, individual accounts, profit-sharing and pension funds and institutional accounts and act as sub-advisers to certain mutual funds.

    PIMCO Partners, G.P. ("PIMCO GP"), PALP's general partner, is a general partnership with two partners: (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are William
H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William
C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of PALP to an Equity Board and an Operating Board of PALP. The activities of PALP are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PALP's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of twelve members, of which seven (including the chairman) are designated by Pacific Investment Management Company, a subsidiary general partnership of PALP. The Equity Board is composed of twelve members including the chief executive officer of PALP, three members designated by Pacific Financial Asset Management Company, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of PALP, and three independent members.
Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control PALP, although Pacific Investment Management Company and the Managing Directors disclaim such authority.

    Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of PALP and of each member of PALP's Operating and Equity Boards:



NAME AND POSITION            BUSINESS AND
  WITH PALP                  OTHER CONNECTIONS


William D. Cvengros          Trustee of the Trust; Trustee and Chairman, PFMMS;
  President, Chief           Director, PIMCO Funds Distribution Company
  Executive Officer,         ("PFDCO"); Director, Furon Corporation.  Formerly,
  Member of Equity and       Trustee, PIMCO Advisors Funds ("PAF"), Vice
  Operating Boards and       Chairman, Chief Investment Officer and Director,
  Operating Committee        Pacific Mutual Life Insurance Company, Director
                             and Chairman, Pacific

                             Financial Asset Management Company, Director, Mutual Service Corporation, Director, Pacific Equities Network, Director, PFAMCo UK Limited, Non-Executive Director, Blairlogie Capital Management Limited, Trustee and Vice President, PFAMCo Funds, Chairman and Director, Parametric Portfolio Associates, Inc., President, Chairman, Chief Executive Officer, Director and Trustee of various realty group trusts, and PMRealty Advisors, Inc., President, Chief Executive Officer and Director, NFJ Investment Group, Inc., Vice President and Trustee, Pacific Select Fund, Director, Cadence Capital Management Corporation

Irwin F. Smith               Chairman, Managing Director, Chief Executive
  Member of Operating and    Officer and Chief Investment Officer, Columbus
  Equity Boards and          Circle Investors ("CCI") and Chairman, Columbus
  Operating Committee        Circle Investors Management Inc.; Formerly,
                             Chairman of Thomson Advisory Group L.P. ("TAGLP") and of the Columbus Circle Investors Division of TAGLP, Director and Chairman, Thomson Advisory
                             Group Inc. ("TAG Inc.")

Robert A. Prindiville        Trustee of the Trust; Trustee of PFMMS.  Formerly,
  Vice President             Director and Chairman, PFDCO, Trustee, PAF,
                             President of TAGLP, President and Director, TAG
                             Inc., Chairman of TIS

Donald K. Miller             Chairman, Greylock Financial Inc.; Director of
  Member of Equity Board     Huffy Corporation, RPM, Inc. and Christensen
                             Boyles Corporation; Director, President and Chief
                             Executive Officer, TAG Inc.  Formerly, Vice
                             Chairman, TAGLP, Director and Vice Chairman of TIS

Newton B. Schott, Jr.        Secretary, CCI, Columbus Circle Investors
  Senior Vice President      Management Inc., Cadence Capital Management Inc.,
  - Legal, and               NFJ Management Inc. and Parametric Management
  Secretary                  Inc.; Executive Vice President, Director,
                             Secretary and Chief Administrative Officer, PFDCO;
                             Vice President and Clerk of the Trust.  Vice
                             President and Secretary of PFMMS.  Formerly, Vice
                             President and Clerk, PAF, Executive Vice
                             President, Secretary and General Counsel, TAGLP,
                             Executive Vice

                             President, Secretary and General Counsel, TAG Inc., Executive Vice President and Secretary, TIS


Robert M. Fitzgerald         Chief Financial Officer, Senior Vice President -
  Chief Financial            Finance and Controller, PFDCO; Senior Vice
  Officer and                President, Finance and Controller, CCI and
  Treasurer                  Columbus Circle Investors Management Inc.;
                             Assistant Treasurer, Cadence Capital Management;
                             Treasurer, Cadence Capital Management Inc., NFJ
                             Investment Group, NFJ Management Inc., Parametric
                             Portfolio Associates, Parametric Management Inc.,
                             Pacific Investment Management Company, PIMCO
                             Management Inc. and StocksPLUS Management Inc.
                             Formerly, Chief Financial Officer, TPM Financial,
                             Vice President, Mechanics National Bank, and
                             Partner, Price Waterhouse

Donald A. Chiboucas          Managing Director and President, CCI; Director and
  Member of Operating Board  President, Columbus Circle Investors Management
                             Inc.  Formerly, Senior Executive Vice President,
                             TAGLP, President, Columbus Circle Investors
                             Division, TAGLP, Senior Executive Vice President,
                             TAG Inc.

Walter E. Auch, Sr.          Management Consultant; Director of Fort Dearborn
  Member of Equity           Fund, Shearson VIP Fund, Shearson Advisors Fund,
  Board                      Shearson TRAK Fund, Banyan Land Trust, Banyan Land
                             Fund II, Banyan Mortgage Fund, Allied Healthcare
                             Products, Inc., First Western Inc., DHR Group and
                             Geotech Industries.  Formerly, Director, TAG Inc.


Donald R. Kurtz              Formerly, Vice President of International Asset
  Member of Equity           Management, General Motors Investment Management
  Board                      Corp. and Director, TAG Inc.


Kenneth M. Poovey            Partner, Latham & Watkins
  General Counsel and
  Board Secretary

Sharon A. Cheever            Vice President and Investment Counsel, Pacific
  Vice President, Legal      Mutual Life Insurance Company.  Formerly,
  and Assistant              Assistant Vice President and Associate Counsel,
  Secretary                  Pacific Mutual Life Insurance Company

Ernest L. Schmider           Vice President, Chief Administrative and Legal
  Vice President, Legal      Officer, Pacific Investment Management Company;
  and Assistant              Senior Vice President, Secretary, Chief
  Secretary                  Administrator and Legal Officer, PIMCO Management
                             Inc.; Director, Assistant Secretary and Assistant
                             Treasurer, StocksPLUS Management Inc.


James F. McIntosh            Executive Director, Allen Matkins, Leck, Gamble &
  Member of Equity           Mallory.  Formerly, Director of Pacific Investment
  Board                      Management Company

David B. Breed               Director, Managing Director and Chief Executive
  Member of Operating        Officer, Cadence Capital Management Inc.; Managing
  Board                      Director and Chief Executive Officer, Cadence
                             Capital Management

Walter B. Gerken             Director, Mullin Consulting Inc.; Director,
  Chairperson and            Executive Services Corp. of Southern California.
  Member of Equity           Formerly, Director, Pacific Investment Management
  Board                      Company, Chairman, Director, Chairman of Executive
                             Committee and Chief Executive Officer, Pacific
                             Mutual Life Insurance Company

William H. Gross             Director and Managing Director, PIMCO Management
  Member of Equity           Inc.; Managing Director, Pacific Investment
  Board and Operating        Management Company; Senior Vice President, PIMCO
  Board                      Funds; Director and Vice President, StocksPLUS
                             Management, Inc.; Member of PIMCO Partners LLC

Brent R. Harris              Director and Managing Director, PIMCO Management
  Member of Operating        Inc.; Managing Director, Pacific Investment
  Board                      Management Company; Director and Vice President,
                             StocksPLUS Management, Inc.; Chairman of the Board and Trustee, PIMCO Funds and PIMCO Commercial
                             Mortgage Securities Trust, Inc.; Member of PIMCO
                             Partners LLC

Daniel S. Pickett            Managing Director, CCI; Director, Columbus Circle
  Member of Operating        Investors Management, Inc.
  Board

Dean S. Meiling              Director and Managing Director, PIMCO Management

  Member of Operating        Inc.; Managing Director, Pacific Investment
  Board                      Management Company; Vice President, PIMCO Funds
                             and PIMCO Commercial Mortgage Securities Trust,
                             Inc.

James F. Muzzy               Director and Managing Director, PIMCO Management
  Member of Operating Board  Inc.; Managing Director, Pacific Investment
                             Management Company; Vice President, PIMCO Funds;
                             Director and Vice President, StocksPLUS
                             Management, Inc.; Member of PIMCO Partners LLC

William F. Podlich III       Director and Managing Director, PIMCO Management
  Member of Equity Board     Inc.; Managing Director, Pacific Investment
  and Operating Board        Management Company; Vice President, PIMCO
                             Commercial Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC

William C. Powers            Director and Managing Director, PIMCO Management
  Member of Operating Board  Inc.; Managing Director, Pacific Investment
                             Management Company; Senior Vice President, PIMCO
                             Commercial Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC

Glenn S. Schafer             President and Director, Pacific Mutual Life
  Member of Equity Board     Insurance Company; Chairman and Director, Mutual
                             Service Corporation, United Planners Group, Inc.,
                             Pacific Equities Network and Pacific Financial
                             Holding Company

Thomas C. Sutton             Chairman, Chief Executive Officer and Director,
  Member of Equity Board     Pacific Mutual Life Insurance Company; Chairman,
                             Trustee and President, Pacific Select Fund;
                             Director, United Planners Group, Inc., Pacific
                             Equities Network, Mutual Services Corporation and
                             Pacific Financial Holding Company

William S. Thompson, Jr.     Director, Managing Director and Chief Executive
  Member of Equity Board;    Officer, PIMCO Management Inc.; Chief Executive
  Chairman and Member of     Officer and Managing Director, Pacific Investment
  Operating Board; Member    Management Company; Director and President,
  of Operating Committee     StocksPLUS Management, Inc.; Vice President, PIMCO
                             Funds and PIMCO Commercial Mortgage Securities
                             Trust, Inc.

Stephen J. Treadway          Director, Chairman and President, PFDCO; President
                             of

  Executive Vice             the Trust; President, PFMMS.  Formerly,
  President                  Executive Vice President, Smith Barney Inc.

James Ward                   None
  Vice President

Richard M. Weil              Assistant Secretary, CCI, Columbus Circle
  Senior Vice                Investors Inc., Cadence Capital Management,
  President, Legal           Cadence Capital Management Inc., NFJ Management
  Counsel                    Inc., Parametric Management Inc., Pacific
                             Investment Management Company, PIMCO Management
                             Inc. and PFDCO; Secretary, NFJ Investment Group,
                             Parametric Portfolio Associates, and StocksPLUS
                             Management, Inc.


    The principal business address of PALP is 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660. The address of PFDCO is 2187 Atlantic Street, Stamford, CT 06902. The address of CCI and Columbus Circle Investors Management Inc. is One Station Place, Stamford, CT 06902. The address of Cadence Capital Management and Cadence Capital Management Inc. is Exchange Place, 53 State Street, Boston, MA 02109. The address of NFJ Investment Group and NFJ Management Inc. is 2121 San Jacinto, Suite 1840, Dallas, TX 75201. The address of Parametric Portfolio Associates and Parametric Management Inc. is 7310 Columbia Center, 701 Fifth Avenue, Seattle, WA 98104. The address of Pacific Financial Holding Company, Pacific Equities Network, Pacific Mutual Life Insurance Company and Pacific Select Fund is 700 Newport Center Drive, Newport Beach, CA 92660. The address of PIMCO Funds, PFMMS, Pacific Investment Management Company, PIMCO Management Inc., PIMCO Commercial Mortgage Securities Trust, Inc. and StocksPLUS Management, Inc. is 840 Newport Center Drive, Newport Beach, CA 92660. The address of Mutual Service Corporation is 7108 Fairway Drive, Palm Beach Gardens, FL 33418. The address of United Planners Group, Inc. is 7333 East Double Tree Ranch Road, Scottsdale, AZ 85258.

         (b) CCI, sub-adviser to the Trust's National Money Market Fund and adviser to the Trust's Active Short-Term Fund, is a general partnership formed on September 9, 1994 which is registered as an investment adviser under the Investment Advisers Act of 1940. PALP and Columbus Circle Investors Management Inc.("CCI Inc."), a wholly-owned subsidiary of PALP, are the general partners of CCI. CCI consists of the personnel of the former Columbus Circle Investors Division of TAGLP and the investment personnel of the former Mutual Funds Division of TAGLP. CCI acts as sub-adviser to other mutual funds and also advises and manages individual accounts, profit sharing and pension funds and institutional accounts.

         Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of CCI:

NAME AND POSITION            BUSINESS AND
WITH CCI                     OTHER CONNECTIONS

Irwin F. Smith               Member of Equity and Operating Boards and
  Chairman and Managing      Operating Committee, PIMCO Advisors L.P.; Director
  Director                   and Chairman, CCI Inc.

Donald A. Chiboucas          Member of Operating Board, PIMCO Advisors L.P.;
  President and              Director and President, CCI Inc.
  Managing Director

Louis P. Celentano           Director and Vice President, CCI Inc.
  Managing Director

Robert W. Fehrman            Director, CCI Inc.
  Managing Director

Marc Felman                  None
  Managing Director

Amy M. Hogan                 Director, CCI Inc.
  Managing Director

Daniel S. Pickett            Member of Operating Board, PIMCO Advisors L.P.;
  Managing Director          Director, CCI Inc.

Anthony Rizza                Director, CCI Inc.
  Managing Director

Paul C. Tyborowski           Director, CCI Inc.
  Managing Director

Winthrop S. Headley          None
  Vice President

Clifford G. Fox              Director, CCI Inc.
  Managing Director

Harold R. Snedcof            None
  Vice President

Sharon S. Weslow             None
  Vice President

Michele Montano              None
  Senior Vice
  President

Cecelia Pastore              None
  Vice President

Paul A. Pantalena            None
  Vice President

Jacob Navon                  None
  Senior Vice President

Mark Fishman                 None
  Senior Vice President

Paul Meeks                   None
  Vice President

Anne Maloney                 None
  Vice President

Nathaniel J. Belknap         None
  Vice President

Newton B. Schott, Jr.        See Item 28(a)
  Secretary                     above

Robert M. Fitzgerald         See Item 28(a) above
  Senior Vice President,
  Finance and Controller

Richard M. Weil              Assistant Secretary, CCI Inc., Cadence Capital
  Assistant Secretary        Management Inc., NFJ Management Inc., Parametric
                             Management Inc., PIMCO Management Inc. and PFDCO;
                             Secretary, NFJ Investment Group, Parametric
                             Portfolio Associates and StocksPLUS Management,
                             Inc.; Senior Vice President, Legal Counsel, PIMCO
                             Advisors L.P.


      The address of CCI and CCI Inc. is One Station Place, Stamford, CT 06902.

Item 29.  PRINCIPAL UNDERWRITERS.

    (a) PFDCO, the Registrant's principal underwriter, also serves as underwriter for PIMCO Funds and PFMMS. PFDCO is a wholly-owned subsidiary of PALP.

    (b) Information with respect to directors and officers of PFDCO is as follows:


                           Positions and Offices         Positions and
Names and Principal        with Principal                Offices with
Business Addresses         Underwriter                   Registrant
------------------         ---------------------         -----------------

Jeffrey L. Booth             Vice President                   None

James D. Bosch               Regional Vice                    None
                             President

William D. Cvengros          Director                         Trustee

Robert M. Fitzgerald         Chief Financial                  None
                             Officer and
                             Treasurer

Michael J. Gallagher         Vice President                   None

David S. Goldsmith           Vice President                   None

Ronald H. Gray               Vice President                   None

John B. Hussey               Vice President                   None

Edward W. Janeczek           Senior Vice President            None

Johnathan C. Jones           Vice President                   None

Jaishree B. Kemraj           Assistant Vice                   None
                             President and
                             Assistant
                             Controller

William E. Lynch             Senior Vice                      None
                             President

Jacqueline A. McCarthy       Vice President                   None

Andrew J. Meyers             Executive Vice                   None
                             President

Fioja Moyer                  Regional Vice                    None
                             President

Philip J. Neugebauer         Vice President                   None

Joffrey H. Pearlman          Regional Vice                    None
                             President

Glynne Pisapia               Regional Vice                    None
                             President

Matthew M. Russell           Vice President                   None

Newton B. Schott, Jr.        Director, Executive              Vice President;
                             Vice President, Chief            Clerk
                             Administrative Officer
                             and Secretary

Robert M. Smith              Vice President                   None

David P. Stone               Regional Vice                    None
                             President

William H. Thomas, Jr.       Regional Vice                    None
                             President

Stephen J. Treadway          Director, Chairman               President

                             and President

Paul H. Troyer               Senior Vice                      None
                             President

Brian F. Trumbore            Executive Vice                   None
                             President

Timothy G. Uecker            Vice President                   None

Richard M. Weil              Assistant                        None
                             Secretary

Glenn A. Zimmerman           Vice President                   None

    The principal business address of each such individual is 2187 Atlantic Street, Stamford, CT 06902.

    (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk, Newton B. Schott, Jr.; PALP, the manager of the Registrant's National Money Market Fund and administrator of the Registrant's Active Short-Term Fund; CCI, the sub-adviser of the Registrant's National Money Market Fund and the adviser of the Registrant's Active Short-Term Fund; PIMCO, the sub-administrator of the Registrant's Active Short-Term Fund; PIMCO Funds Distribution Company, the Trust's Distributor; The Bank of New York, the custodian of the Registrant's National Money Market Fund; Investors Fiduciary Trust Company ("IFTC"), the custodian of the Registrant's Active Short-Term Fund; and Shareholder Services, Inc., the transfer agent and shareholder servicing agent of the Trust's National Money Market Fund. The address of PALP is 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660; the address of PIMCO is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660; the address of the Clerk is 2187 Atlantic Street, Stamford, CT 06902; the address of CCI is One Station Place, Stamford, CT 06902; the address of The Bank of New York is 110 Washington Street, New York, NY 10286; and the address of the Shareholder Services Inc. is 3410 South Galena Street, Denver, CO 80231; the address of PIMCO Funds Distribution Company is 2187 Atlantic Street, Stamford, CT 06902; the address of IFTC is 127 West 10th Street, Kansas City, MO 64105.

Item 31.  MANAGEMENT SERVICES.

    None.

Item 32.  UNDERTAKINGS.

    (a) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 1 per centum of the outstanding shares of the Registrant, regardless of the net asset value of the shares held by such requesting shareholders.

    (b) Registrant undertakes to file a post-effective amendment to the Trust's Registration Statement within four to six months from the effective date of this Post-Effective Amendment to include financial information, which need not be certified, for the Trust's Active Short-Term Fund.

    (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Cash Accumulation Trust, together with all amendments thereto (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 21 to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Stamford, and the State of Connecticut on the 11th day of February, 1997.


                                      CASH ACCUMULATION TRUST



                                      By: /s/ Stephen J. Treadway
                                          ----------------------------
                                           Stephen J. Treadway,
                                           President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 has been signed below by the following persons in the capacities and on the dates indicated.


Name                               Capacity                  Date
----                               --------                  ----
/s/ Stephen J. Treadway            President                 February 11, 1997
---------------------------
Stephen J. Treadway

/s/ Robert A. Prindiville          Trustee                   February 11, 1997
---------------------------
Robert A. Prindiville

John P. Hardaway*                  Treasurer and Principal
---------------------------        Financial and Accounting
John P. Hardaway                   Officer

William D. Cvengros*               Trustee
---------------------------
William D. Cvengros

Gary L. Light*                     Trustee
---------------------------
Gary L. Light

Joel Segall*                       Trustee
---------------------------
Joel Segall

Donald P. Carter*                  Trustee
---------------------------
Donald P. Carter

E. Philip Cannon*                  Trustee
---------------------------
E. Philip Cannon

Gary A. Childress*                 Trustee
---------------------------
Gary A. Childress

Richard L. Nelson*                 Trustee
---------------------------
Richard L. Nelson

Lyman W. Porter*                   Trustee
---------------------------
Lyman W. Porter

Alan Richards*                     Trustee
---------------------------
Alan Richards

W. Bryant Stooks*                  Trustee
---------------------------
W. Bryant Stooks

Gerald M. Thorne*                  Trustee
---------------------------
Gerald M. Thorne


                                   * By:   /s/ Robert A. Prindiville
                                          ----------------------------------
                                            Robert A. Prindiville
                                            Attorney-In-Fact

                                   Date: February 11, 1997

                                  EXHIBIT INDEX

5(c). Form of Investment Advisory Contract between the Trust's Active Short-Term Fund and Columbus Circle Investors.

6(c). Form of Distributor's Contract between the Trust's Active Short-Term Fund and PIMCO Funds Distribution Company.

9(e). Form of Administration Agreement between the Trust's Active Short-Term Fund and PIMCO Advisors L.P.

9(f). Form of Organizational Expense Reimbursement Agreement between the Trust's Active Short-Term Fund and PIMCO Advisers L.P.

19(b)     Power of Attorney for Robert A. Prindiville, E. Philip Cannon, Donald
          P. Carter, Gary A. Childress, William D. Cvengros, Gary L. Light, W. Bryant Stooks, Gerald M. Thorne, Richard L. Nelson, Lyman W. Porter and Alan Richards.

19(c)     Power of Attorney for John P. Hardaway.